Financial Liabilities	12 Months Ended
Dec. 31, 2024
Financial Liabilities
Financial Liabilities

9.Financial Liabilities

A summary of the Company’s debt obligations, including level within the fair value hierarchy (see Note 3. Fair Value Measurements), is as follows:

	At December 31, 2024
(in thousands)	Principal Amount	Unamortized Debt Discount and Debt Issuance Costs	Net Carrying Value	Estimated Fair Value	Level
Financial Liabilities:
2029 Term Loan	$38,660	$(1,962)	$36,698	$36,698	Level 2*
2026 Convertible Notes	$230,000	$(1,771)	$228,229	$223,100	Level 2**

	At December 31, 2023
(in thousands)	Principal Amount	Unamortized Debt Discount and Debt Issuance Costs	Net Carrying Value	Estimated Fair Value	Level
Financial Liabilities:
2027 Term Loan	$250,000	$(3,519)	$246,481	$246,481	Level 2*
2026 Convertible Notes	$230,000	$(3,112)	$226,888	$150,155	Level 2**

*

The principal amounts outstanding are subject to variable interest rates, which are based on three-month SOFR plus fixed percentages. Therefore, the Company believes the carrying amount of these obligations approximates fair value.

**

The fair value is influenced by interest rates, the Company’s stock price and stock price volatility and is determined by prices observed in market trading. Since the market for trading of the 2026 Convertible Notes is not considered to be an active market, the estimated fair value is based on Level 2 inputs.

2029 Term Loan

On May 8, 2024, the Company entered into a senior secured term loan facility of $38.7 million that was fully funded on the 2029 Term Loan Effective Date with the Agent and the 2029 Lenders. The net proceeds of $37.5 million, net of the original issuance discount, were used by the Company to help repay in full the existing outstanding indebtedness owed by the Company to BioPharma Credit, PLC (“BioPharma”), BPCR Limited Partnership (a “2027 Lender”), and Biopharma Credit Investments V (Master) LP (a “2027 Lender”) pursuant to the 2027 Term Loans.

The 2029 Term Loan is governed by the 2029 Loan Agreement. The 2029 Term Loan will mature on May 8, 2029. The amounts borrowed under the 2029 Term Loan accrue interest equal to 8.0% per annum, plus a three-month SOFR rate. The 2029 Term Loan provides for interest-only payments on a quarterly basis until maturity. The Company may prepay the 2029 Term Loan in full or in part provided the Company (i) provides at least three (3) business days’ prior written notice to the Agent, (ii) pays on the date of such prepayment (A) all outstanding principal to be prepaid plus accrued and unpaid interest, (B) a prepayment fee of (x) 10.0% of the 2029 Term Loans so prepaid if paid on or after the first anniversary of the 2029 Term Loan Effective Date and before the second anniversary of the 2029 Term Loan Effective Date; (y) 5.0% of the 2029 Term Loan so prepaid if paid after the second anniversary of the 2029 Term Loan Effective Date and on or before the third anniversary of the 2029 Term Loan Effective Date; and (z) 0% of the 2029 Term Loan so prepaid if paid after the third anniversary of the 2029 Term Loan Effective Date, (C) if paid before the first anniversary of the 2029 Term Loan Effective Date, a make-whole amount equal to the interest that would have accrued from the date of prepayment through the first anniversary of the 2029 Term Loan Effective Date, and (D) all other sums, if any, that shall become due and payable under the 2029 Loan Agreement, including interest at the default rate with respect to any past due amounts. Amounts outstanding during an event of default shall accrue interest at an additional rate of 4.0% per annum, which interest shall be payable on demand in cash.

The 2029 Term Loan is secured by a lien on substantially all of the assets of the Company, including intellectual property, subject to customary exclusions and exceptions. The 2029 Loan Agreement contains customary representations and warranties, covenants and events of default, including a financial covenant that commenced on the 2029 Term Loan Effective Date, which requires the Company to maintain certain levels of cash and cash equivalents. As of December 31, 2024, the Company was in compliance with these covenants other than to the extent that the disclosures set forth in Item 9A of this Annual Report on Form 10-K do not comply with the requirements of subclause (ii) of Section 5.2(a)(i) of the 2029 Loan Agreement for which the Company is in possession of a valid waiver, and there were no events of default under the 2029 Term Loan.

The Company incurred $2.2 million of debt discount and issuance costs relating to the issuance of the 2029 Term Loan, which were recorded as a reduction to the carrying value of the 2029 Term Loan on the consolidated balance sheets. The debt issuance costs are being amortized and recognized as additional interest expense over the five-year contractual term of the 2029 Term Loan using the effective interest rate method.

The Company adopted the prospective method to account for future cash payments. Under the prospective method, the effective interest rate is not constant, and any change in the expected cash flows is recognized prospectively as an adjustment to the effective yield.

The following table presents the components of interest expense related to the 2029 Term Loan which have been classified within continuing operations:

(in thousands)	Year Ended December 31, 2024
Contractual interest	$3,319
Amortization of debt discount and debt issuance costs	201
Total interest expense	$3,520

As of December 31, 2024, the total remaining unamortized debt discount and debt offering costs of $2.0 million will be amortized using the effective interest rate over the remaining term of 4.4 years.

Assuming the fourth quarter of 2024 interest rate of 12.6%, future payments on the 2029 Term Loan are as follows:

Year ending December 31, (in thousands)
2025 - interest only	$4,940
2026 - interest only	4,940
2027 - interest only	4,940
2028 - interest only	4,954
2029 and thereafter - principal and interest	40,379
Total minimum payments	60,153
Less amount representing interest	(21,493)
2029 Term Loan, gross	38,660
Less unamortized debt discount and debt issuance costs	(1,962)
Net carrying amount of 2029 Term Loan	$36,698

Revenue Purchase and Sale Agreement

On May 8, 2024, concurrent with the 2029 Term Loan, the Company entered into the Revenue Purchase and Sale Agreement with Coduet Royalty Holdings, LLC, as administrative agent, and the Purchaser Group. Under the terms of the Revenue Purchase and Sale Agreement, the Purchaser Group paid the Company $37.5 million, subject to certain conditions at closing (the “Revenue Purchase Price”). In exchange, the Company sold to the Purchaser Group a right to receive 5.0% of U.S. net sales of UDENYCA and LOQTORZI with respect to a specified threshold applicable to UDENYCA net sales and a specified threshold applicable to LOQTORZI net sales during an applicable year and 0.5% of U.S. net sales of UDENYCA and LOQTORZI that exceeded the specified threshold during that year (the “Revenue Payment”) for each calendar quarter commencing May 8, 2024. The Purchaser Group’s right to receive the Revenue Payment terminates and the Company no longer has the obligation to pay Revenue Payments once the Purchaser Group receives the amount equal to 2.25 times the Revenue Purchase Price allocated to each product. The Company may also buy out the Purchaser Group’s rights to receive the Revenue Payments by triggering certain conditions and paying the Purchaser Group the unpaid portion of the 2.25 multiple on the Revenue Purchase Price. The proceeds from the Revenue Purchase Price were used by the Company as part of the full repayment of the 2027 Term Loans. On April 15, 2025, the Company paid $47.7 million to buy out the Purchaser Group’s right to receive the Revenue Payments with respect to UDENYCA in accordance with the Revenue Purchase and Sale Agreement (the “UDENYCA Buy-out”).

The Revenue Purchase and Sale Agreement contains various representations and warranties, including with respect to organization, authorization, and certain other matters, certain covenants with respect to payment, reporting, intellectual property, in-licenses, out-licenses, and certain other actions, indemnification obligations and other provisions customary for transactions of this nature.

The Revenue Purchase and Sale Agreement contains an embedded derivative that meets the criteria to be bifurcated and accounted for as a freestanding derivative instrument subject to derivative accounting. The allocation of the Revenue Purchase Price to the embedded derivative resulted in a $9.2 million discount on the revenue participation liability. Additionally, there was $1.4 million in issuance costs. The Company is amortizing the discount and issuance costs to interest expense over the estimated term of the Revenue Purchase and Sale Agreement using the effective interest method. For the year ended December 31, 2024, of the total interest expense of $7.2 million, inclusive of the amortization of discount and issuance costs of $1.3 million, $4.7 million was presented within discontinued

operations because it related to UDENYCA and the remaining $2.5 million was reflected in continuing operations. In connection with the UDENYCA Buy-out, the unamortized portion of the discount and issuance costs related to UDENYCA was derecognized. For details on the Royalty Fee Derivative Liability, see Note 3. Fair Value Measurements.

A summary of the revenue participation liability is as follows:

(in thousands)	December 31, 2024
Revenue participation liability	$37,994
Less unamortized discount and issuance costs	(9,251)
Net carrying value	$28,743

Classification on the consolidated balance sheets is as follows:

(in thousands)	Balance Sheet Classification	December 31, 2024
Revenue participation liability, current	Accrued and other current liabilities	$1,148
Revenue participation liability, non-current	Other liabilities, non-current	27,595
Net carrying value		$28,743

2027 Term Loan

The Company entered into the Loan Agreement with BioPharma and the 2027 Lenders for a senior secured term loan facility of up to $300.0 million, of which $250.0 million was funded. Starting April 1, 2023, the 2027 Term Loans accrued interest at 8.25% plus the sum (the “Adjusted Term SOFR”) of three-month SOFR and 0.26161% per annum, with a floor on Adjusted Term SOFR of 1.0%.

On February 5, 2024, the Company entered into the Consent and Amendment with the Collateral Agent and the 2027 Lenders. Pursuant to and subject to terms and conditions in the Consent and Amendment, among other things: (1) the 2027 Lenders and the Collateral Agent provided consent to consummation of the transactions contemplated by the CIMERLI Purchase Agreement between the Company and Sandoz, and released a subsidiary of the Company from its obligations and certain assets subject to the transactions contemplated thereby, (2) the 2027 Lenders and the Collateral Agent required the Company to make a partial prepayment of the principal of the loans outstanding under the 2027 Loan Agreement in the amount of $175.0 million upon consummation of the CIMERLI Sale, subject to certain conditions and (3) the parties thereto agreed to adjust the minimum net trailing twelve month net sales covenant level to be $125.0 million under the 2027 Loan Agreement.

As a result of the closing of the CIMERLI Sale, the Company made a partial prepayment of $175.0 million of the total principal balance of $250.0 million of the 2027 Term Loans on April 1, 2024, and including the prepayment premium fee, make-whole and accrued interest, the Company paid $181.9 million. On May 8, 2024, in connection with entering into the 2029 Term Loan and the Revenue Purchase and Sale Agreement, the Company repaid in full all outstanding indebtedness and terminated all commitments under the 2027 Term Loans. The May 8, 2024 payoff amount of $79.6 million included repayment in full of all outstanding principal, accrued interest, a 3.0% prepayment premium fee of the principal amount, a make-whole interest payment and lender fees. During the year ended December 31, 2024, the Company recorded a $12.6 million loss on debt extinguishment in the consolidated statements of operations from continuing operations for the payoff of the 2027 Term Loans, which included the write-off of the remaining debt discount and debt issuance costs, the prepayment premium fee, the make-whole interest payment, and lender fees.

The following table summarizes interest expense for the 2027 Term Loans and the dates when principal was repaid:

	Interest Expense
(in thousands)	Year Ended	Year Ended	Principal Amount	Date Principal
Statement of Operations Classification	December 31, 2024	December 31, 2023	Repaid	was Repaid
Discontinued Operations	$6,878	$24,700	$175,000	April 1, 2024
Continuing Operations	$4,315	$10,683	$75,000	May 8, 2024

1.5% Convertible Senior Subordinated Notes due April 2026

In April 2020, the Company issued and sold $230.0 million aggregate principal amount of its 2026 Convertible Notes in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The net proceeds from the offering were $222.2 million after deducting initial purchasers’ fees and offering expenses. The 2026 Convertible Notes are general unsecured obligations and will be subordinated to the Company’s designated senior indebtedness (as defined in the indenture for the 2026 Convertible Notes) and structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables. The 2026 Convertible

Notes accrue interest at a rate of 1.5% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, since October 15, 2020, and will mature on April 15, 2026, unless earlier repurchased or converted.

At any time before the close of business on the second scheduled trading day immediately before the maturity date, noteholders may convert their 2026 Convertible Notes at their option into shares of the Company’s common stock, together, if applicable, with cash in lieu of any fractional share, at the then-applicable conversion rate. The initial conversion rate is 51.9224 shares of common stock per $1,000 principal amount of the 2026 Convertible Notes, which represents an initial conversion price of approximately $19.26 per share of common stock. The initial conversion price represents a premium of approximately 30.0% over the last reported sale of $14.82 per share of the Company’s common stock on the Nasdaq Global Market on April 14, 2020, the date the 2026 Convertible Notes were issued. The conversion rate and conversion price will be subject to customary adjustments upon the occurrence of certain events. If a “make-whole fundamental change” (as defined in the indenture for the 2026 Convertible Notes) occurs, the Company will, in certain circumstances, increase the conversion rate for a specified period of time for noteholders who convert their 2026 Convertible Notes in connection with that make-whole fundamental change. The 2026 Convertible Notes are not redeemable at the Company’s election before maturity. If a “fundamental change” (as defined in the indenture for the 2026 Convertible Notes) occurs, then, subject to a limited exception, noteholders may require the Company to repurchase their 2026 Convertible Notes for cash. The repurchase price will be equal to the principal amount of the 2026 Convertible Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The 2026 Convertible Notes have customary provisions relating to the occurrence of “events of default” (as defined in the Indenture for the 2026 Convertible Notes). The occurrence of such events of default could result in the acceleration of all amounts due under the 2026 Convertible Notes.

As of December 31, 2024, the Company was in full compliance with these covenants, and there were no events of default under the 2026 Convertible Notes.

The Company evaluated the features embedded in the 2026 Convertible Notes under the relevant accounting rules and concluded that the embedded features do not meet the requirements for bifurcation, and therefore do not need to be separately accounted for as equity components. The proceeds received from the issuance of the convertible debt were recorded as a liability in the consolidated balance sheets.

On April 15, 2025, the Company paid $170.0 million in cash to repurchase $170.0 million aggregate principal amount of the 2026 Convertible Notes in privately negotiated transactions. On May 15, 2025, pursuant to the Fundamental Change Repurchase Right (as defined in the indenture, dated as of April 17, 2020 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (the “Trustee”), as trustee), the Company repurchased $59.9 million aggregate principal amount of the 2026 Convertible Notes, at a cash repurchase price of $59.9 million, which amount was equivalent to 100% of the principal amount of the repurchased notes, together with the accrued and unpaid interest. Following the repurchases, the outstanding principal amount of the 2026 Convertible Notes was $0.1 million and consisted of the remaining notes that were not tendered for repurchase.

Capped Call Transactions

In connection with the pricing of the 2026 Convertible Notes, the Company paid $18.2 million to enter into privately negotiated capped call transactions with one or a combination of the initial purchasers, their respective affiliates and other financial institutions. The capped call transactions are generally expected to reduce the potential dilution upon conversion of the 2026 Convertible Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the capped call transactions, is greater than the strike price of the capped call transactions, which initially corresponds to the conversion price of the 2026 Convertible Notes, and is subject to anti-dilution adjustments generally similar to those applicable to the conversion rate of the 2026 Convertible Notes. Since inception, the cap price has been $25.93 per share, which represents a premium of approximately 75.0% over the last reported sale price of the Company’s common stock of $14.82 per share on April 14, 2020, and is subject to certain adjustments under the terms of the capped call transactions.

The capped call transactions are accounted for as separate transactions from the 2026 Convertible Notes and classified as equity instruments. Therefore, the total $18.2 million capped call premium paid was recorded as a reduction to additional paid-in capital in the consolidated balance sheets in 2020. The capped calls will not be subsequently re-measured as long as the conditions for equity classification continue to be met.

The Company incurred $0.9 million of debt issuance costs relating to the issuance of the 2026 Convertible Notes, which were recorded as a reduction to the notes in the consolidated balance sheets. The debt issuance costs are being amortized and recognized as additional interest expense over the six-year contractual term of the notes using the effective interest rate method.

If the 2026 Convertible Notes were converted on December 31, 2024, the holders of the 2026 Convertible Notes would have received common shares with an aggregate value of $16.5 million based on the Company’s closing stock price of $1.38 as of December 31, 2024.

The annual effective interest rate is 2.1% for the 2026 Convertible Notes, and the following table presents the components of interest expense which have been presented within discontinued operations:

	Year Ended December 31,
(in thousands)	2024	2023
Stated coupon interest	$3,450	$3,450
Amortization of debt discount and debt issuance costs	1,341	1,313
Total interest expense	$4,791	$4,763